DRIEHAUS MUTUAL FUNDS

Driehaus International Small Cap Growth Fund *DRIOX

(the “Fund”)

SUPPLEMENT DATED MAY 1, 2018

TO THE SUMMARY PROSPECTUS FOR THE FUND (“SUMMARY PROSPECTUS”) AND THE PROSPECTUS FOR THE FUND (“PROSPECTUS”), EACH DATED APRIL 30, 2018

Driehaus Capital Management LLC, the investment adviser to the Fund (the “Adviser”), intends to propose to lower the management fee for the Fund from 1.50% to 1.00%. The Fund’s Board of Trustees is scheduled to consider this proposal at the June 4, 2018 Board meeting. If approved, it is anticipated that this change will take effect on or about July 1, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.